UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2007

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On November 16, 2006, the Company announced the election of Ms. Helen Johnson-Leipold as a director of the Company.  On February 21, 2007, the Executive Committee of the Board of Directors appointed Ms. Johnson-Leipold to the Nominating and Corporate Governance Committee and the IT Advisory Council.

(e)           On February 22, 2007, the Leadership Development and Compensation Committee (the “Committee”) approved a (i) Form of Performance Share Award, (ii) Form of Performance Vested Option Award and (iii) Form of Mexico Performance Share Award. These forms will be used to evidence grants of awards made under the Company’s 2005 Omnibus Stock Incentive Plan. The full text of the form of each award is attached hereto as Exhibits 10.1, 10.2 and 10.3 and is incorporated herein by reference.

On January 24, 2007, the Company announced that the Board would grant Frank Blake, the Company’s Chairman and CEO, a performance share award to be paid out at the end of three years based on the Company’s relative total shareholder return (“TSR”) ranking compared to the TSR ranking of the individual companies included in the S&P 500, with a threshold payout of 25% of the award at the 26th percentile and no payout for percentile rankings below the 26th percentile.  On February 22, 2007, the Board approved Mr. Blake’s performance share award and increased the minimum TSR percentile ranking at which a payout would be made from the 26th percentile to the 40th percentile and increased the payout upon the attainment of the minimum TSR percentile ranking from 25% to 50% of the award.

The performance share award provides for payout upon a change in control of the Company.  The number of shares awarded upon a change-in-control is determined based on actual results achieved through the date of the change in control, prorated based on the number of days in the performance period before the change in control, plus the target award amount, prorated based on the number of days in the performance period after the change in control. In addition, dividends will accrue on the performance share award and be paid upon the payout of the award to the extent the award is earned.

The foregoing summary is qualified in its entirety by, and should be read in conjunction with, the exhibits.

Item 9.01.   Financial Statements and Exhibits.

Exhibit	Description

10.1	The Home Depot, Inc. Form of Performance Share Award
10.2	The Home Depot, Inc. Form of Performance Vested Option Award
10.3	The Home Depot, Inc. Form of Mexico Performance Share Award

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ James C. Snyder, Jr.
	Name:	James C. Snyder, Jr.
	Title:	Vice President, Secretary and Acting General Counsel

Date: February 26, 2007

EXHIBIT INDEX

Exhibit	Description

10.1	The Home Depot, Inc. Form of Performance Share Award
10.2	The Home Depot, Inc. Form of Performance Vested Option Award
10.3	The Home Depot, Inc. Form of Mexico Performance Share Award